SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 2, 2003
Date of Report (Date of earliest event reported)

Click2learn, Inc.
(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0024289	91-1276003
(Commission File No.)	(IRS Employer Identification Number)

110-110th Avenue NE Bellevue, Washington 98004
(Address of Principal Executive Offices)

(425) 462-0501
(Registrant’s Telephone Number, Including Area Code)

Item 5.                                                           OTHER EVENTS

On June 2, 2003 Click2learn, Inc. announced certain changes to its executive management team.

Item 7.                                                           FINANCIAL STATEMENTS AND EXHIBITS

(c)                                  EXHIBITS.

99.1                           Click2learn, Inc. press release dated June 2, 2003 regarding executive management changes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 5, 2003

Click2learn, Inc.

By:	/s/ Steven Esau
Name:	Steven Esau
Title:	Senior Vice President, General Counsel and Secretarty

EXHIBIT INDEX

Exhibit No.	Description

99.1	Click2learn, Inc. press release dated June 2, 2003 regarding executive management changes.